Exhibit 32

SECTION 1350 CERTIFICATION

The undersigned certify that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2011	/s/ Scott F. Drill
Scott F. Drill President and Chief Executive Officer (principal executive officer)

Date: August 9, 2011	/s/ John C. Gonsior
John C. Gonsior Vice President, Finance and Chief Financial Officer (principal financial officer)